UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2009
Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21287 (Commission File Number)	95-3732595 (IRS Employer Identification Number)

2381 Rosecrans Avenue
El Segundo, CA 90245
(Address of principal executive offices) (Zip Code)
(310) 536-0908
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.

Peerless Systems Corporation (the “Company”) has entered into a Nomination Agreement (the “Agreement”), dated May 14, 2009, with  Bandera Partners LLC, Bandera Master Fund L.P.,  Bandera Partners Management LLC,  Gregory Bylinsky, and Jefferson Gramm (collectively, “Bandera”).

Pursuant to the Agreement, the Company has agreed to nominate Messrs. Bylinsky and Gramm (the “Bandera Directors”) for election to its Board of Directors (the “Board”) at the 2009 annual meeting of stockholders, to serve until the 2010 annual meeting of stockholders.  One of the Bandera Directors will also serve on the Board’s nominating and corporate governance and strategic committees.  If Bandera’s beneficial ownership of the Company’s securities drops below 16%, one of the Bandera Directors must offer their resignation.  If Bandera’s beneficial ownership drops below 10% or Bandera sells more than 25% of the shares currently owned, both of the Bandera Directors must offer their resignation.

While any Bandera Director remains on the Board, Bandera must vote its securities of the Company in the manner recommended by a majority of the Board.

 During the term of the Agreement, Bandera may not engage in certain actions with respect to the Company, including, but not limited to, acquiring additional securities, soliciting proxies, forming a “group” with other stockholders, depositing its securities in a voting trust and calling any stockholder meeting.  Additionally, until the date of the Company’s 2009 annual meeting of stockholders, Bandera may not enter into any agreement with any other stockholder or director with respect to the Company or its securities.

The Agreement requires the Company to amend its proxy statement filed with the SEC on May 4, 2009, to include the Bandera Directors as nominees in lieu of Steven J. Pully and Simon P. James.  The Agreement terminates on November 10, 2009, unless earlier terminated in accordance with its terms.

The Agreement was negotiated in response to a letter submitted on behalf of Bandera notifying the Company that Bandera Master Fund L.P. intended to nominate three persons for election at the 2009 Annual Meeting.   Such nominations are being withdrawn by Bandera pursuant to the Agreement.

The foregoing is only a summary of the Agreement, and is qualified in its entirety by the full Agreement, which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1
Nomination Agreement, dated May 14, 2009, by and among Peerless Systems Corporation, Bandera Partners LLC, Bandera Master Fund L.P.,  Bandera Partners Management LLC,  Gregory Bylinsky, and Jefferson Gramm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

Date: May 14, 2009	By:	/s/ William Neil
		Name:	William Neil
		Title:	Acting Chief Executive Officer and Chief Financial Officer